UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 23, 2019
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Huntington Bancshares Incorporated
(Exact name of registrant as specified in its charter)
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Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Registrant's address: 41 South High Street, Columbus, Ohio 43287
Registrant’s telephone number, including area code: (614) 480-2265
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of exchange on which registered
5.875% Series C Non-Cumulative, perpetual preferred stock	HBANN	NASDAQ
6.250% Series D Non-Cumulative, perpetual preferred stock	HBANO	NASDAQ
Common Stock—Par Value $0.01 per Share	HBAN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§24012b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On October 24, 2019, Huntington Bancshares Incorporated ("Huntington") announced that the board of directors declared a quarterly cash dividend on its common stock (Nasdaq: HBAN) of $0.15 per common share, unchanged from the prior quarter. The dividend is payable January 2, 2020 to shareholders of record on December 18, 2019.
In addition, on October 24, 2019, Huntington announced that the board of directors declared a quarterly cash dividend on its (i) Floating Rate Series B Non-Cumulative Perpetual preferred stock of $11.75219718 per share (equivalent to $0.2938049 per depositary receipt share); (ii) 5.875% Series C Non-Cumulative Perpetual preferred stock (Nasdaq: HBANN) of $14.69 per share (equivalent to $0.36725 per depositary receipt share); (iii) 6.25% Series D Non-Cumulative Perpetual preferred stock (Nasdaq: HBANO) of $15.625 per share (equivalent to $0.390625 per depositary receipt share); and (iv) 5.70% Series E Fixed-to Floating Rate Non-Cumulative Perpetual preferred stock of $1,425.00 per share (equivalent to $14.25 per depositary receipt share). All four dividends are payable January 15, 2020 to shareholders of record on January 1, 2020.
A copy of the press release is attached as Exhibit 99.1 hereto.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	News release of Huntington Bancshares Incorporated, dated October 24, 2019
Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release of Huntington Bancshares Incorporated, dated October 24, 2019
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	October 24, 2019	By:	/s/ Howell D. McCullough III

Howell D. McCullough III
Chief Financial Officer